EXHIBIT 10.8
Amendments to IGT Profit Sharing Plan dated
July 14, 2003 and November 15, 2005

EXHIBIT A
AMENDMENT 2003-I
IGT PROFIT SHARING PLAN
     WHEREAS, International Game Technology, a Nevada corporation (the “Company”), maintains the IGT Profit Sharing Plan, as amended (the “Plan”); and
     WHEREAS, the Company’s Profit Sharing Plan Committee has the right to amend the Plan, has approved the Plan amendment set forth below, and has instructed the undersigned duly authorized officer of the Company to execute this document to conclusively evidence the approval and adoption of such amendment;
     NOW, THEREFORE, Section 2.1 of the Plan is hereby amended in its entirety, effective as of August 1, 2003, to read as follows:
     “2.1 Eligibility Requirements.
     (a) Provided he is then an Eligible Employee and has attained age 18, each Eligible Employee shall become a Participant in the Plan on the first day of the first payroll period coinciding with or next following the earlier of (1) his completion of one Year of Eligibility Service or (2) his completion of 30 days of continuous employment as a full-time Employee.
     (b) Notwithstanding subsection (a), an Eligible Employee may not participate with respect to allocations of Employer Contributions under Section 3.1 until the January 1 of the Plan Year in which the later of the following occurs:
(1) his completion of one Year of Eligibility Service,
(2) the date he becomes an Eligible Employee, and
(3) his attainment of age 18.
     (c) Notwithstanding subsection (a), but subject to subsection (b) and Section 3.1(b) with respect to allocations under Section 3.1, an Eligible Employee who is classified by the Company, in its sole discretion, as an ‘intern’ shall become a Participant in the Plan on the first day of the first payroll period coinciding with or next following the earlier of: (1) his completion of one Year of Eligibility Service or (2) his completion of 30 days of continuous employment as an Employee; provided he is then an Eligible Employee and has attained age 18.
     (d) The continuous employment requirements reflected in subsections (a) and (c) above were changed from 90 days to 30 days effective as of August 1, 2003. An Employee who was otherwise eligible to participate in the Plan as of the close of business on July 31, 2003 and who had completed at least 90 days of continuous employment as an Employee, but who had not yet satisfied the 90-day continuous employment requirement under the prior version of this Section 2.1, shall become a Participant on the first day of the first payroll period coinciding with or next following August 1, 2003; provided he is then an Eligible Employee.”

     RESOLVED FURTHER, that Section 3.2(a) of the Plan is hereby amended by changing each reference to “15%” therein to “40%” effective as of August 1, 2003.
     IN WITNESS WHEREOF, the undersigned duly authorized officer of the Company has executed this Amendment 2003-I on this 14 day of July, 2003.

INTERNATIONAL GAME TECHNOLOGY

By:	/s/ Randall Kirner
Print Name: Randall Kirner
Title: Vice President, Human Resources
A-2

EXHIBIT A
AMENDMENT 2005-I
IGT PROFIT SHARING PLAN
     WHEREAS, International Game Technology, a Nevada corporation (the “Company”), maintains the IGT Profit Sharing Plan, as amended (the “Plan”); and
     WHEREAS, the Company’s Profit Sharing Plan Committee has the right to amend the Plan, has approved the Plan amendments set forth below, and has instructed the undersigned duly authorized officer of the Company to execute this document to conclusively evidence the approval and adoption of such amendment;
     NOW, THEREFORE, Section 2.1 of the Plan is hereby amended by adding the following new subsection (e) to the end thereof, effective as of August 25, 2005, to read as follows:
“(e) Notwithstanding subsection (a), and provided he is then an Eligible Employee and has attained age 18, for each Eligible Employee who was employed by WagerWorks, Inc. (“WagerWorks”) or any of its subsidiaries as of the date of the acquisition of WagerWorks by the Company, the mandatory 30 day waiting period for participation in the Plan shall be waived and each such former WagerWorks employee shall be eligible for participation in the Plan as of August 25, 2005, the date of the close of the acquisition transaction between the Company and WagerWorks.”
     FURTHERMORE, Section 6.1(d) of the Plan is hereby amended in its entirety, effective as of March 28, 2005, to read as follows:
“(d) The provisions of this Section 6.1 (a) shall apply notwithstanding any of the foregoing provisions to the contrary. Upon a Break in Employment, if, as of the date benefits become distributable under Section 6.1 (a), the nonforfeitable balance in the Participant’s Accounts exceeds $5,000, distribution shall be made as soon as practicable after a Break in Employment only if the Participant consents to a distribution of the nonforfeitable balance of his Accounts in writing. If the Participant does not so consent (unless Treasury Regulations otherwise provide and the Committee adopts different rules), distribution of the amounts payable shall be made as soon as administratively practicable after the Participant’s death or the attainment of his Normal Retirement Age, whichever occurs first. Upon a Break in Employment, if, as of the date benefits become distributable under Section 6.1 (a), the nonforfeitable balance in the Participant’s Accounts exceeds $1,000 but is less than $5,000, and the Participant does not elect to have such mandatory distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution in accordance with Section 6.1 (a), then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator.”

     IN WITNESS WHEREOF, the undersigned duly authorized officer of the Company has executed this Amendment 2005-I on this 15 day of November, 2005.

INTERNATIONAL GAME TECHNOLOGY

By:	Tami Corbin
Print Name: Tami Corbin
Title: Vice President, Human Resources
A-2